UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 9, 2008

ADC Telecommunications, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-1424	41-0743912
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

13625 Technology Drive, Eden Prairie, Minnesota		55344
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952.938.8080

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

We are filing this Current Report on Form 8-K for the purpose of incorporating the contents of this report in the Registration Statement on Form S-8 that we intend to file on or about April 11, 2008. By filing this report we also will be able to incorporate by reference the information in this report into other filings with the Securities and Exchange Commission, including other registration statements filed under the Securities Act of 1933, as amended.

This report updates our historical business segment information contained in our Annual Report on Form 10-K for our fiscal year 2007 so as to reflect a change in organizational structure and segment reporting that became effective during the first quarter of our fiscal year 2008.

During the first quarter of fiscal year 2008, we completed the acquisition of LGC Wireless, Inc., which resulted in a change to our internal management reporting structure. The change created a new business unit that combined our legacy Wireless and Wireline business units with the newly acquired LGC business to form a new business unit we call Network Solutions. As a result of this change, we changed our reportable segments to conform to our management reporting presentation.

We now offer broadband connectivity products, wireless capacity and coverage optimization products, wireline access products and professional services to our customers through the following three reportable business segments:

• Global Connectivity Solutions

• Network Solutions

• Professional Services

Pursuant to guidance provided by the Securities and Exchange Commission, the following items that were contained in our Annual Report on Form 10-K for our fiscal year 2007 were updated to reflect the change in segment reporting: (i) Part I, Item 1 "Business"; (ii) Part II, Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations"; and (iii) Part II, Item 8 "Financial Statements and Supplementary Data" as well as Schedule II related to these financial statements.

The changes to Part I, Item 1 "Business" are to reflect that we have combined our former Wireline and Wireless business units into the Network Solutions business unit. The changes to Part II, Item 7 "Mangement's Discussion and Analysis of Financial Condition and Results of Operations" are to reflect the change in our reporting segments and to report net revenues and segment disclosures regarding operating income, depreciation and amortization consistent with this change. The changes to Part II, Item 8, "Financial Statements and Supplementary Data" and the related Schedule II are to reflect the change in our reporting segments throughout this item and in Note 15 to report net sales, operating income (loss), depreciation expense and amortization expense for our reportable segments consistent with this change.

The information in this report, including Exhibit 99.1 , should be read in conjunction with our Annual Report on Form 10-K for our fiscal year 2007. For developments since the end our fiscal year 2007, refer to our Quarterly Report on Form 10-Q for our first quarter of fiscal year 2008 as well as other Current Reports on Form 8-K we have filed since the end of our fiscal year 2007.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

23.1 - Consent of Independent Registered Public Accounting Firm.

99.1 - Part I, Item 1; Part II, Item 7; and Consolidated Financial Statements and Notes thereto of Part II, Item 8, as well as Schedule II related to such Consolidated Financial Statements, of the Annual Report on Form 10-K of ADC Telecommunications, Inc. for the fiscal year ended October 31, 2007, revised only to reflect segment reporting change.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADC Telecommunications, Inc.

April 11, 2008	By:	James G. Mathews

Name: James G. Mathews
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Part I, Item 1; Part II, Item 7; and Consolidated Financial Statements and Notes thereto of Part II, Item 8, as well as Schedule II related to such Consolidated Financial Statements, of the Annual Report on Form 10-K of ADC Telecommunications, Inc. for the fiscal year ended October 31, 2007, revised only to reflect segment reporting change